Debt (Tables)	6 Months Ended
Jun. 30, 2021
Debt Disclosure [Abstract]
Schedule of outstanding debt	Outstanding debt, excluding finance leases and net of unamortized discount and issuance costs of $25 million as of June 30, 2021 and December 31, 2020, each, consisted of the following:

	June 30, 2021	December 31, 2020
Term Loan Facility due August 2024	$357	$359
Senior Secured Notes due July 2025	216	215
Senior Unsecured Notes due July 2025	372	372
Other	—	1
Total debt	945	947
Less: short-term debt and current portion of long-term debt	4	6
Long-term debt	$941	$941